                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                                   PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):       March 19, 2001
                                                  -----------------------------


                               THE VIALINK COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)



       000-21729                                                73-1247666
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(Commission File Number)                                       (IRS Employer
                                                            Identification No.)



13155 Noel Road, Suite 800, Dallas, Texas                          75240
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (972) 934-5500
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.  Press Release Announcing Adjournment of Special Meeting
                        of Stockholders.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

            (c) Exhibits.

                  99.1 Press release announcing adjournment of special meeting of stockholders.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                THE VIALINK COMPANY



Dated:  March 19, 2001                          By: /s/ William P. Creasman
                                                   ---------------------------
                                                        William P. Creasman
                                                        Chief Financial Officer



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                                  EXHIBIT INDEX



EXHIBIT
NUMBER                 DESCRIPTION
-------                -----------
 99.1                  Press release announcing adjournment of special meeting
                       of stockholders.